EXHIBIT 77Q1(D)
      CONSTITUENT INSTRUMENTS DEFINING RIGHTS OF A NEW CLASS OF SECURITIES

The Rule 18f-3 Plan adopted by Registrant for Absolute  Strategies Fund, Exhibit
(n)(5) to post effective amendment No. 171 to Registrant's Registration Statement filed with the Securities and Exchange Commission via EDGAR, accession number 0001275125-05-000241, is incorporated by reference, and legally part of, this Form N-SAR.